UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

Rapport Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42121	88-0724208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street Suite 2100
Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 321-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAPP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 20, 2026, Rapport Therapeutics, Inc. (the “Company” or “Rapport”) issued a press release titled “Rapport Therapeutics Announces Positive Topline Results from its Phase 2 Trial of RAP-219 for the Treatment of Bipolar Mania.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on October 20, 2026, the Company plans to host a conference call and live webcast to discuss topline data from its Phase 2 trial of RAP-219 for the treatment of bipolar mania. The Company will make available a copy of the presentation from the webcast on the “Investors” page of the Company’s website at www.rapportrx.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filings.

Item 8.01.	Other Events.

On October 20, 2026, the Company announced positive topline results from its Phase 2 trial of RAP-219 for the treatment of bipolar mania. The topline results, as well as additional corporate updates, are summarized below.

Phase 2 Results and Development Plans

On October 20, 2026, the Company announced positive topline results from its Phase 2 trial of RAP-219 in adults experiencing acute mania associated with bipolar I disorder (“BD”). The trial met its primary endpoint, with RAP-219 achieving a 3.1-point placebo-adjusted improvement in the Young Mania Rating Scale (“YMRS”) total score at Week 3 (mean reduction from baseline of 15.4 points with RAP-219 versus 12.3 points with placebo (p=0.045)), and RAP-219 was well tolerated. These results establish clinical proof-of-concept for RAP-219 and its novel TARPg8-selective mechanism in bipolar mania, supporting progression to Phase 3 trials which are expected to begin in the second half of 2027.

This randomized, double-blind, placebo-controlled Phase 2 trial, conducted in the United States, enrolled 253 adults with bipolar I disorder experiencing an acute manic episode (YMRS≥25 at baseline). During the screening period, all treatments indicated for BD and all anxiolytics and hypnotics, regardless of the indication, were discontinued. Lorazepam was allowed as a rescue medication at protocol-defined doses, and its use required an adverse event (“AE”) to be recorded, regardless of whether the symptom(s) were judged to be due to a pre-existing condition or disease manifestation.

Eligible patients received RAP-219 0.75 mg once daily (following a two- or four-day titration) or placebo for three weeks in an inpatient setting. Mean baseline YMRS total score was 36.9 in the RAP-219 arm and 35.8 in the placebo arm. Topline efficacy and safety data reported are from the three-week treatment period. Safety data from the eight-week post-treatment period will be presented at a future medical conference.

RAP-219 Demonstrated Statistically Significant Improvement in Manic Symptoms

●	The trial met its primary endpoint, with RAP-219 achieving a statistically significant 3.1-point least squares (“LS”) mean improvement over placebo in YMRS total score at Week 3 (p=0.045).

●	RAP-219–treated patients had an LS mean decrease of 15.4 points in YMRS total score at Week 3 from a baseline of 36.9.

●

All 11 YMRS items improved on RAP-219 compared to placebo at Week 3, with improvements in irritability, thought content, disruptive-aggressive behavior, and sexual interest reaching nominal significance (p<0.05).

●	RAP-219 showed progressive improvement in the placebo-adjusted YMRS scores over the 3-week treatment period (0.9 at Week 1, 2.2 at Week 2, and 3.1 at Week 3).

●

RAP-219 also demonstrated a statistically significant improvement in mania severity score versus placebo at Week 3 as measured by the Clinical Global Impression—Bipolar Version mania severity scale, the pre-specified secondary endpoint (0.4; p=0.024).

RAP-219 was well-tolerated

During the three-week treatment period, based on safety and tolerability data, as of the interim database lock on September 16, 2026:

●	The incidence of treatment-emergent adverse events (“TEAEs”) was similar between RAP-219 and placebo (51.6% vs 52.8%), as was the incidence of psychiatric TEAEs (34.9% vs 33.1%).

●	All TEAEs were mild or moderate in severity, and there were no serious adverse events (“SAEs”); 3.2% of patients on RAP-219 discontinued due to a TEAE compared with 0.8% placebo.

●

TEAEs observed in ≥5% of participants in either group were agitation, insomnia, restlessness, anxiety, headache, and nausea. Of these, nausea was the only TEAE that was reported ≥2x as often in participants on RAP-219 compared to placebo.

●

The most common TEAE on RAP-219 was agitation, generally occurring in the first week and lasting a median duration of two days in both the RAP-219 and placebo groups. In both groups, this was considered unrelated in >80% of patients.

●

Adverse effects commonly associated with current bipolar mania medications, including orthostatic hypotension, akathisia, and extrapyramidal symptoms were not reported. Somnolence was reported less often with RAP-219 (0.8%) than placebo (3.1%).

The below safety analysis set includes all randomized participants who have received at least one dose of study drug (RAP-219 or placebo).

Treatment Period TEAE Summary	Placebo (N=127)	RAP-219 (N=126)
Any TEAE, n (%)	67 (52.8)	65 (51.6)
TEAEs leading to drug discontinuation	1 (0.8)	4 (3.2)
TEAEs leading to dose reduction	1 (0.8)	0
Mild TEAEs	31 (24.4)	33 (26.2)
Moderate TEAEs	36 (28.3)	32 (25.4)
Severe TEAEs	0	0
SAEs	0	0
Any Psychiatric TEAE, n (%)	42 (33.1)	44 (34.9)

TEAEs in ≥5% of participants in either group, n(%), and treatment relatedness	Placebo (N=127)		RAP-219 (N=126)
	All	Treatment Related	All	Treatment Related
Agitation	12 (9.4)	2 (1.6)	21 (16.7)	4 (3.2)
Insomnia	19 (15.0)	1 (0.8)	18 (14.3)	4 (3.2)
Restlessness	10 (7.9)	0	11 (8.7)	2 (1.6)
Anxiety	7 (5.5)	1 (0.8)	9 (7.1)	1 (0.8)
Headache	13 (10.2)	6 (4.7)	7 (5.6)	1 (0.8)
Nausea	2 (1.6)	1 (0.8)	7 (5.6)	4 (3.2)

The Company enrolled 253 patients in the randomized trial, of which, 127 patients were in the placebo group and 126 received RAP-219. Of those patients enrolled, thirty-one patients (24.6%) in the RAP-219 group discontinued the treatment, compared with fifteen (11.8%) in the placebo group. The most common reason for treatment discontinuation was withdrawal of consent (16.7% RAP-219, 4.7% placebo). Reasons given for withdrawal of consent (RAP-219, placebo) were: personal reasons or subject decision (7, 2), family reasons (6, 3), wanted to leave the inpatient unit (5, 0), worsening symptoms or wanted to receive care elsewhere (3, 1).

Next Steps and Upcoming Milestones

The Company plans to meet with the U.S. Food and Drug Administration (“FDA”) in the first quarter of 2027 to discuss the Phase 2 data and registrational trial design for RAP-219 in adults experiencing acute mania associated with BD. Initiation of two Phase 3 trials of RAP-219 in acute bipolar mania is expected in the second half of 2027. Additional data from the Phase 2 trial will be presented at a future medical meeting.

Upcoming milestones include:

●	Focal onset seizures (“FOS”): FOCUS 1 and FOCUS 2 pivotal Phase 3 trials are enrolling.

●	FOS open-label long-term safety trial: Initial data from the long-term open-label extension of the Phase 2a trial in focal onset seizures are expected in the fourth quarter of 2026.

●	Bipolar mania: End-of-Phase 2 Meeting with the FDA expected in the first quarter of 2027; initiation of two Phase 3 pivotal trials expected in the second half of 2027.

●	Primary generalized tonic-clonic seizures (“PGTCS”): Phase 3 trial is expected to begin in the first half of 2027.

●	Long-acting injectable (“LAI”): Phase 1 pharmacokinetic data for a long-acting injectable formulation of RAP-219 are expected in the third quarter of 2027.

●	RAP-641: Phase 1 preliminary results are expected in the second half of 2027.

●

Financial position: As of June 30, 2026, the Company had $436.1 million in cash, cash equivalents and short-term investments, excluding restricted cash, expected to fund operations into the second half of 2029, beyond expected topline data from the Company’s Phase 3 program in focal onset seizures.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of FOS, PGTCS and bipolar mania, including the initiation, timing, progress, results and future data releases of the Company’s ongoing and planned clinical trials, including the long-term open-label extension of the Phase 2a trial in FOS, the FOCUS 1 and FOCUS 2 pivotal Phase 3 trials, the Phase 1 trial for a long-acting injectable formulation of RAP-219, the Phase 1 trial for RAP-641 and the Phase 3 trial of RAP-219 in PGTCS; expectations and timing of upcoming regulatory interactions, including an End-of-Phase 2 Meeting with the FDA for RAP-219 and the anticipated planning activities for potential Phase 3 trials in bipolar mania; expectations for a LAI formulation of RAP-219; the potential of the Company’s RAP technology platform; expectations for the efficacy, tolerability, and commercial potential of RAP-219; and expectations for the Company’s uses of capital, expenses and financial results, including its expectations regarding cash runway into the second half of 2029.

Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the FDA and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Rapport Therapeutics, Inc. on October 20, 2026, furnished herewith.

99.2	Corporate presentation of Rapport Therapeutics, Inc., furnished herewith.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapport Therapeutics, Inc.

Date: October 20, 2026	By:	/s/ Troy Ignelzi
Troy Ignelzi
Chief Financial Officer